UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     February 16, 2004

HAYNES INTERNATIONAL, INC.
 (Exact name of the registrant as specified in its charter)

Delaware	33-32617	06-1185400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1020 West Park Avenue Kokomo, Indiana	46904-9013
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (765) 456-6000

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.    Regulation FD Disclosure.

On February 16, 2004, Haynes International, Inc. (the “Company”) issued a press release announcing that the Company reached an agreement with the membership of United Steelworkers of America Local 2958 to extend its collective bargaining agreement through 2007 and to amend certain other terms of the agreement.

The full text of the press release is furnished as exhibit 99.1 to this Form 8-K.

Item 12.    Results of Operations and Financial Condition

On February 17, 2004, Haynes International, Inc. issued a press release providing information on earnings and other financial results for its first quarter of fiscal 2004 ended December 31, 2003.

The full text of the press release is furnished as Exhibit 99.2 to this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2004	Haynes International, Inc. By: /s/ Calvin S. McKay Calvin S. McKay Chief Financial Officer

Exhibit Index

Exhibit No. 99.1 99.2	Description Haynes International, Inc. press release, issued February 16, 2004. Haynes International, Inc. press release, issued February 17, 2004.